UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue,

Englewood Cliffs, New Jersey 07632

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2014 Asta Funding, Inc. (the “Company,” “we” or “us”), obtained a $20,000,000 line of credit facility from Bank Hapoalim B.M. (“Bank Hapoalim”) pursuant to a Loan Agreement (the “Loan Agreement”) among the Company and its subsidiary, Palisades Collection, LLC, as borrowers, and Bank Hapoalim, as agent and lender. The Loan Agreement provides for a committed $20,000,000 line of credit and an accordion feature providing for an increase in the line of credit of up to $30,000,000 at the discretion of the lenders. The line of credit may be used for working capital and general corporate purposes including, but not limited to, financing, acquiring and investing in financial services companies.

The facility is for a term of three years at an interest rate of either LIBOR plus 275 basis points or prime, at the Company’s option. The Loan Agreement contains standard and customary representations and warranties, covenants, events of default and other provisions including covenants that require us to: (i) maintain a minimum net worth of $150 million and (ii) pay an unused line fee of 15 basis points, if the loan commitment exceeds the average usage during the preceding month by $25,000,000 or more, or (b) 20 basis points if the loan commitment exceeds the average usage during the preceding month by $24,999,999 or less. The facility is secured pursuant to a Security Agreement (“Security Agreement”) dated May 2, 2014 among the parties to the Loan Agreement. The Borrowers granted the Lender a continuing first-priority security interest in all property now owned or hereafter acquired by the Borrowers.

The descriptions of the Loan Agreement set forth above and Security Agreement are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 regarding the Loan Agreement is hereby incorporated by reference.

Item 9.01 Exhibits.

(d) Exhibits . The following exhibits are filed or furnished, as applicable, with this Current Report on Form 8-K:

No.	Description

10.1

Loan Agreement, dated May 2, 2014, by and among Asta Funding, Inc. and Palisades Collection, L.L.C., as borrowers,

lenders identified on the signature pages thereof, as lenders, and Bank Hapoalim B.M., in its capacity as agent for the lenders signatory thereto. (1)

10.2

Security Agreement dated May 2, 2014, among Asta Funding, Inc. and Palisades Collection, L.L.C., as grantors, and Bank Hapoalim B.M., as agent for the lenders under the Loan Agreement.

(1)    Certain exhibits to the agreement have not been filed as they contain information which the registrant does not believe is material to an investment decision and is otherwise described in the in the agreement. The Registrant hereby agrees to furnish supplementary a copy of any omitted exhibit to this agreement to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: May 8, 2014	By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer

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